DOC ID ----> 202031101966

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	CERT	COPY
11/06/2020	202031101966	DOMESTIC FOR PROFIT CORP - ARTICLES (ARF)	99.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

VILAYPHONE THAWNGHMUNG
4418 SUMMIT VIEW RD
DUBLIN, OH 43016

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Frank LaRose

4569111

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

YOSHI, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC FOR PROFIT CORP - ARTICLES	**202031101966**
Effective Date: 11/06/2020	

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 6th day of November, A.D. 2020.

United States of America
State of Ohio
Office of the Secretary of State

Ohio Secretary of State

Form 532A Prescribed by:

Frank LaRose
Ohio Secretary of State

Date Electronically Filed: 11/6/2020

Toll Free: 877.767.3453 | Central Ohio: 614.466.3910
OhioSoS.gov | business@OhioSoS.gov
File online or for more information: OhioBusinessCentral.gov

Initial Articles of Incorporation
(For Profit, Domestic Corporation)
Filing Fee: $99
(113 - ARF)
Form Must Be Typed

First: Name of Corporation: Yoshi, Inc.

(Name must include the following word or abbreviation: company, co., corporation, corp., incorporated, or inc.)

Second: Location of Principal Office in Ohio

City: DUBLIN
State: OHIO
County: FRANKLIN

Optional: Effective Date (MM/DD/YYYY): 11/6/2020

(The legal existence of the corporation begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing.)

Third: The number of shares which the corporation is authorized to have outstanding.
(Please state if shares are common or preferred and their par value, if any.)

Number of Shares	Type of Shares	Par Value of Shares
990	COMMON	0

Fourth: If the corporation is to have an initial stated capital, please state the amount of that stated capital.

Amount: 0

** Note: ORC Chapter 1701 allows additional provisions to be included in the Articles of Incorporation that are filed with this office. If including any of these additional provisions, please do so by including them in an attachment to this form. **

Original Appointment of Statutory Agent

The undersigned, being at least a majority of the incorporators of

Yoshi, Inc.
(Name of Corporation)

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

VILAYPHONE THAWNGHMUNG
(Name of Statutory Agent)

4418 SUMMIT VIEW RD
(Mailing Address)

DUBLIN	OH	43016
(Mailing City)	(Mailing State)	(Mailing ZIP Code)

Must be signed by the incorporators or a majority of the incorporators.

VILAYPHONE THAWNGHMUNG
(Signature)

(Signature)

(Signature)

Acceptance of Appointment

The Undersigned, VILAYPHONE THAWNGHMUNG (Name of Statutory Agent), named herein as the

Statutory agent for Yoshi, Inc. (Name of Corporation)

hereby acknowledges and accepts the appointment of statutory agent for said corporation.

Statutory Agent Signature VILAYPHONE THAWNGHMUNG
(Individual Agent's Signature / Signature on Behalf of Business Serving as Agent)

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Articles and original appointment of agent must be signed by the incorporator(s).

If the incorporator is an individual, then they must sign in the "signature" box and print his/her name in the "Print Name" box.

If the incorporator is a business entity, not an individual, then please print the entity name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print his/her name and title/authority in the "Print Name" box.

VILAYPHONE THAWNGHMUNG

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name